UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 28, 2010

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	98-0417780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On March 26, 2010, Lucas Energy, Inc. (the “Company”) entered into a Placement Agent Agreement with WR Hambrecht + Co. (“WRH+Co.”), under which the Company could sell up to 4,000,000 shares of common stock from time to time in an at-the-market (“ATM”) public equity offering program.

On September 28, 2010 the Company provided WRH+Co. a Notice of Termination of the Placement Agent Agreement.  As such, the Company does not anticipate any other sales being made pursuant to the Company’s Rule 424b(5) Prospectus supplement filed with the Commission on March 26, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: / s / William A. Sawyer
Name: William A. Sawyer
Title: President & CEO

Date: September 29, 2010